Exhibit 99.1

Microsoft Commercial Strength Powers Second Quarter Results

REDMOND, Wash. — January 29, 2020 — Microsoft Corp. today announced the following results for the quarter ended December 31, 2019, as compared to the corresponding period of last fiscal year:

•	Revenue was $36.9 billion and increased 14%
•	Operating income was $13.9 billion and increased 35%
•	Net income was $11.6 billion and increased 38% GAAP and 36% non-GAAP
•	Diluted earnings per share was $1.51 and increased 40% GAAP and 37% non-GAAP

“We are innovating across every layer of our differentiated technology stack and leading in key secular areas that are critical to our customers’ success,” said Satya Nadella, chief executive officer of Microsoft. “Along with our expanding opportunity, we are working to ensure the technology we build is inclusive, trusted and creates a more sustainable world, so every person and every organization can benefit.”

The following table reconciles our financial results reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. Additional information regarding our non-GAAP definition is provided below. All growth comparisons relate to the corresponding period in the last fiscal year.

	Three Months Ended December 31,
($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share
2018 As Reported (GAAP)	$32,471	$10,258	$8,420	$1.08
Net Impact of the Tax Cuts and Jobs Act (TCJA)	-	-	157	0.02
2018 As Adjusted (non-GAAP)	$32,471	$10,258	$8,577	$1.10
2019 As Reported (GAAP)	$36,906	$13,891	$11,649	$1.51
Percentage Change Y/Y (GAAP)	14%	35%	38%	40%
Percentage Change Y/Y (non-GAAP)	14%	35%	36%	37%
Percentage Change Y/Y (non-GAAP) Constant Currency	15%	39%	39%	41%

GAAP results include a net income tax charge related to the TCJA of $157 million for the second quarter of fiscal year 2019. This net income tax charge is excluded from our non-GAAP results.

Microsoft returned $8.5 billion to shareholders in the form of share repurchases and dividends in the second quarter of fiscal year 2020.

“Strong execution from our sales teams and partners drove Commercial Cloud revenue to $12.5 billion, up 39% year over year,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

Revenue in Productivity and Business Processes was $11.8 billion and increased 17% (up 19% in constant currency), with the following business highlights:

•	Office Commercial products and cloud services revenue increased 16% (up 18% in constant currency) driven by Office 365 Commercial revenue growth of 27% (up 30% in constant currency)
•	Office Consumer products and cloud services revenue increased 19% (up 20% in constant currency) with continued growth in Office 365 Consumer subscribers to 37.2 million

•	LinkedIn revenue increased 24% (up 26% in constant currency)
•	Dynamics products and cloud services revenue increased 12% (up 15% in constant currency) driven by Dynamics 365 revenue growth of 42% (up 45% in constant currency)

Revenue in Intelligent Cloud was $11.9 billion and increased 27% (up 28% in constant currency), with the following business highlights:

•	Server products and cloud services revenue increased 30% (up 32% in constant currency) driven by Azure revenue growth of 62% (up 64% in constant currency)
•	Enterprise Services revenue increased 6% (up 7% in constant currency)

Revenue in More Personal Computing was $13.2 billion and increased 2% (up 3% in constant currency), with the following business highlights:

•	Windows OEM revenue increased 18% (up 18% in constant currency)
•	Windows Commercial products and cloud services revenue increased 25% (up 27% in constant currency)
•	Surface revenue increased 6% (up 8% in constant currency)
•	Search advertising revenue excluding traffic acquisition costs increased 6% (up 7% in constant currency)
•	Xbox content and services revenue decreased 11% (down 9% in constant currency)

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Environmental, Social, and Governance (ESG)

To better execute on Microsoft’s mission, we focus our Environmental, Social, and Governance (ESG) efforts where we can have the most positive impact. To learn more about our latest initiatives and priorities, please visit our investor relations ESG website.

Webcast Details

Satya Nadella, chief executive officer, Amy Hood, executive vice president and chief financial officer, Frank Brod, chief accounting officer, Keith Dolliver, deputy general counsel, and Michael Spencer, general manager of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on January 29, 2021.

Non-GAAP Definition

We recorded a net charge of $157 million during the three months ended December 31, 2018 related to the TCJA.

We have provided non-GAAP financial measures related to the TCJA to aid investors in better understanding our performance. We believe these non-GAAP measures assist investors by providing additional insight into our operational performance and help clarify trends affecting our business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended December 31,
($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share
2018 As Reported (GAAP)	$32,471	$10,258	$8,420	$1.08
2018 As Adjusted (non-GAAP)	$32,471	$10,258	$8,577	$1.10
2019 As Reported	$36,906	$13,891	$11,649	$1.51
Percentage Change Y/Y (GAAP)	14%	35%	38%	40%
Percentage Change Y/Y (non-GAAP)	14%	35%	36%	37%
Constant Currency Impact	$(465)	$(408)	$(285)	$(0.04)
Percentage Change Y/Y (non-GAAP) Constant Currency	15%	39%	39%	41%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended December 31,
($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing
2018 As Reported	$10,100	$9,378	$12,993
2019 As Reported	$11,826	$11,869	$13,211
Percentage Change Y/Y	17%	27%	2%
Constant Currency Impact	$(183)	$(165)	$(117)
Percentage Change Y/Y Constant Currency	19%	28%	3%

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended December 31, 2019
	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency
Office Commercial products and cloud services	16%	2%	18%
Office 365 Commercial	27%	3%	30%
Office Consumer products and cloud services	19%	1%	20%
LinkedIn	24%	2%	26%
Dynamics products and cloud services	12%	3%	15%
Dynamics 365	42%	3%	45%
Server products and cloud services	30%	2%	32%
Azure	62%	2%	64%
Enterprise Services	6%	1%	7%
Windows OEM	18%	0%	18%
Windows Commercial products and cloud services	25%	2%	27%
Search advertising excluding traffic acquisition costs	6%	1%	7%
Surface	6%	2%	8%
Xbox content and services	(11)%	2%	(9)%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) enables digital transformation for the era of an intelligent cloud and an intelligent edge. Its mission is to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

•	intense competition in all of our markets that may lead to lower revenue or operating margins;

•	increasing focus on cloud-based services presenting execution and competitive risks;

•	significant investments in products and services that may not achieve expected returns;

•	acquisitions, joint ventures, and strategic alliances that may have an adverse effect on our business;

•	impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;

•	cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;

•	disclosure and misuse of personal data that could cause liability and harm to our reputation;

•	the possibility that we may not be able to protect information stored in our products and services from use by others;

•	abuse of our advertising or social platforms that may harm our reputation or user engagement;

•	the development of the internet of things presenting security, privacy, and execution risks;

•	issues about the use of AI in our offerings that may result in competitive harm, legal liability, or reputational harm;

•	excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;

•	quality or supply problems;

•	the possibility that we may fail to protect our source code;

•	legal changes, our evolving business model, piracy, and other factors may decrease the value of our intellectual property;

•	claims that Microsoft has infringed the intellectual property rights of others;

•	claims against us that may result in adverse outcomes in legal disputes;

•	government litigation and regulatory activity relating to competition rules that may limit how we design and market our products;

•	potential liability under trade protection, anti-corruption, and other laws resulting from our global operations;

•	laws and regulations relating to the handling of personal data that may impede the adoption of our services or result in increased costs, legal claims, fines, or reputational damage;

•	additional tax liabilities;

•	damage to our reputation or our brands that may harm our business and operating results;

•	exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange;

•	uncertainties relating to our business with government customers;

•	adverse economic or market conditions that may harm our business;

•	catastrophic events or geo-political conditions that may disrupt our business; and

•	the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of December 31, 2019. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Michael Spencer, General Manager, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018

Revenue:
Product	$18,255	$16,219	$34,023	$33,518
Service and other	18,651	16,252	35,938	28,037

Total revenue	36,906	32,471	69,961	61,555

Cost of revenue:
Product	4,966	5,885	8,271	9,534
Service and other	7,392	6,538	14,493	12,794

Total cost of revenue	12,358	12,423	22,764	22,328

Gross margin	24,548	20,048	47,197	39,227
Research and development	4,603	4,070	9,168	8,047
Sales and marketing	4,933	4,588	9,270	8,686
General and administrative	1,121	1,132	2,182	2,281

Operating income	13,891	10,258	26,577	20,213
Other income, net	194	127	194	393

Income before income taxes	14,085	10,385	26,771	20,606
Provision for income taxes	2,436	1,965	4,444	3,362

Net income	$11,649	$8,420	$22,327	$17,244

Earnings per share:
Basic	$1.53	$1.09	$2.93	$2.24
Diluted	$1.51	$1.08	$2.90	$2.22

Weighted average shares outstanding:
Basic	7,621	7,692	7,628	7,683
Diluted	7,691	7,768	7,701	7,767

MICROSOFT CORPORATION

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net income	$11,649	$8,420	$22,327	$17,244

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(4)	(15)	(6)	(60)
Net change related to investments	(420)	881	157	620
Translation adjustments and other	230	(264)	(66)	(319)

Other comprehensive income (loss)	(194)	602	85	241

Comprehensive income	$11,455	$9,022	$22,412	$17,485

MICROSOFT CORPORATION

BALANCE SHEETS

(In millions) (Unaudited)

	December 31, 2019	June 30, 2019

Assets
Current assets:
Cash and cash equivalents	$8,864	$11,356
Short-term investments	125,389	122,463

Total cash, cash equivalents, and short-term investments	134,253	133,819
Accounts receivable, net of allowance for doubtful accounts of $384 and $411	23,525	29,524
Inventories	1,823	2,063
Other current assets	7,473	10,146

Total current assets	167,074	175,552
Property and equipment, net of accumulated depreciation of $39,597 and $35,330	40,522	36,477
Operating lease right-of-use assets	8,439	7,379
Equity investments	2,755	2,649
Goodwill	42,248	42,026
Intangible assets, net	7,126	7,750
Other long-term assets	14,630	14,723

Total assets	$282,794	$286,556

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,811	$9,382
Current portion of long-term debt	6,247	5,516
Accrued compensation	5,421	6,830
Short-term income taxes	2,687	5,665
Short-term unearned revenue	27,343	32,676
Other current liabilities	9,131	9,351

Total current liabilities	59,640	69,420
Long-term debt	63,361	66,662
Long-term income taxes	28,754	29,612
Long-term unearned revenue	3,878	4,530
Deferred income taxes	222	233
Operating lease liabilities	7,172	6,188
Other long-term liabilities	9,658	7,581

Total liabilities	172,685	184,226

Commitments and contingencies
Stockholders’ equity:
Common stock and paid-in capital — shares authorized 24,000; outstanding 7,611 and 7,643	79,625	78,520
Retained earnings	30,739	24,150
Accumulated other comprehensive loss	(255)	(340)

Total stockholders’ equity	110,109	102,330

Total liabilities and stockholders’ equity	$282,794	$286,556

MICROSOFT CORPORATION

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2018	2019	2018

Operations

Net income	$11,649	$8,420	$22,327	$17,244

Adjustments to reconcile net income to net cash from operations:

Depreciation, amortization, and other	3,203	2,995	6,174	5,832

Stock-based compensation expense	1,340	1,183	2,602	2,290

Net recognized gains on investments and derivatives	(203)	(135)	(192)	(375)

Deferred income taxes	(53)	(173)	(230)	(420)

Changes in operating assets and liabilities:

Accounts receivable	(4,203)	(2,396)	5,887	6,798

Inventories	799	1,654	238	698

Other current assets	165	(173)	(273)	(850)

Other long-term assets	(517)	(473)	(850)	(452)

Accounts payable	(7)	(440)	(554)	(835)

Unearned revenue	(2,936)	(2,122)	(5,828)	(4,563)

Income taxes	(471)	(64)	(3,807)	(1,155)

Other current liabilities	1,489	656	(1,831)	(1,666)

Other long-term liabilities	425	(32)	835	11

Net cash from operations	10,680	8,900	24,498	22,557

Financing

Repayments of debt	(18)	(3,000)	(2,518)	(3,000)

Common stock issued	234	200	661	560

Common stock repurchased	(5,206)	(6,413)	(10,118)	(10,157)

Common stock cash dividends paid	(3,886)	(3,544)	(7,396)	(6,764)

Other, net	(39)	(459)	247	(1,239)

Net cash used in financing	(8,915)	(13,216)	(19,124)	(20,600)

Investing

Additions to property and equipment	(3,545)	(3,707)	(6,930)	(7,309)

Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(80)	(1,593)	(542)	(1,838)

Purchases of investments	(19,011)	(16,858)	(42,401)	(36,409)

Maturities of investments	11,230	3,782	30,312	8,996

Sales of investments	5,370	14,176	11,749	29,407

Net cash used in investing	(6,036)	(4,200)	(7,812)	(7,153)

Effect of foreign exchange rates on cash and cash equivalents	18	17	(54)	(112)

Net change in cash and cash equivalents	(4,253)	(8,499)	(2,492)	(5,308)

Cash and cash equivalents, beginning of period	13,117	15,137	11,356	11,946

Cash and cash equivalents, end of period	$8,864	$6,638	$8,864	$6,638

MICROSOFT CORPORATION

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2019	2018	2019	2018

Revenue
Productivity and Business Processes	$11,826	$10,100	$22,903	$19,871
Intelligent Cloud	11,869	9,378	22,714	17,945
More Personal Computing	13,211	12,993	24,344	23,739

Total	$36,906	$32,471	$69,961	$61,555

Operating Income
Productivity and Business Processes	$5,182	$4,015	$9,964	$7,896
Intelligent Cloud	4,531	3,279	8,420	6,210
More Personal Computing	4,178	2,964	8,193	6,107

Total	$13,891	$10,258	$26,577	$20,213